Hardman Johnston International Growth Fund Institutional Shares (Trading Symbol: HJIGX) Retail Shares (Trading Symbol: HJIRX) Summary Prospectus February 28, 2025 www.hardmanjohnstonfunds.com
Before you invest, you may want to review the Fund’s (as defined below) prospectus and statement of additional information (“SAI”), which contain more information about the Fund and its risks. The current prospectus and SAI dated February 28, 2025 (as each may be amended or supplemented), are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at https://hardmanjohnstonfunds.com/literature/. You can also get this information at no cost by calling 1-833-627-6668 or by sending an e-mail request to inquiry@dakotainvestments.com.

Investment Objective
The Hardman Johnston International Growth Fund (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Retail Shares
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.78%	0.77%
Total Annual Fund Operating Expenses	1.78%	2.02%
Fee Waiver and/or Expense Reimbursement	-0.77%	-0.76%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.01%	1.26%
(1) Pursuant to an operating expense limitation agreement between Dakota Investments LLC (the “Advisor”), the Fund’s investment adviser, and the Fund, the Advisor has agreed to waive its management fees and/or reimburse Fund expenses to ensure that Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses (“AFFE”) or extraordinary expenses such as litigation (collectively, “Excludable Expenses”)) do not exceed 1.00% of the Fund’s average daily net assets, through at least February 28, 2026, unless terminated sooner by, or with the consent of, the Trust’s Board of Trustees (the “Board of Trustees” or the “Board”). To the extent the Fund incurs Excludable Expenses, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will exceed 1.00%. During the Fund’s fiscal year ended October 31, 2024, the Fund incurred interest expenses of 0.01%. The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for up to three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The fee waiver/expense reimbursement agreement discussed above is reflected only through February 28, 2026. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	One Year	Three Years	Five Years	Ten Years
Institutional Shares	$103	$485	$892	$2,031
Retail Shares	$128	$560	$1,018	$2,287
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended October 31, 2024, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing primarily in a select portfolio of equity securities of established companies that are domiciled in various countries throughout the world, excluding the U.S. The Fund typically invests in securities of issuers from at least six or more non-U.S. countries and at least eight industries. The Fund holds a maximum of 25% of its net assets of companies in any single industry. The Fund generally maintains a focused portfolio of approximately 20 to 30 holdings. To mitigate risk, positions have a maximum weighting of 8.5% for any single security. The countries within the MSCI ACWI ex USA Index (the “Index”) in which the Fund will invest will be determined by the Fund’s sub-advisor, Hardman Johnston Global Advisors LLC (“Hardman Johnston” or the “Sub-Advisor”).
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, without regard to market capitalization. The Fund’s investments will generally consist of common stocks traded on a public securities exchange or market organized and regulated pursuant to the laws of the jurisdiction of such exchange. The Fund may also invest in American Depositary Receipts (“ADRs”) (including unsponsored ADRs), Global Depositary Receipts, (“GDRs”), European Depositary Receipts (“EDRs”), and International Depositary Receipts (“IDRs”).
The Fund may invest in securities of companies located or operating within developed markets, as well as emerging markets. Emerging markets are those countries (1) included in emerging market or equivalent classifications by the United Nations (and its agencies); (2) having per capita income in the low to middle ranges, as determined by the World Bank; or (3) designated by the Index. The Fund’s maximum exposure to emerging markets is expected to be 10% above the Index’s weight. The Fund may also invest in pre-emerging markets, also known as frontier markets.
Principal Risks
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over long or even short periods of time. The principal risks of investing in the Fund are:
•General Market Risk; Recent Market Events. The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including elevated inflation levels, problems in the banking sector and wars in Europe and in the Middle East. Uncertainties regarding interest rate levels, political events, geopolitical conflicts, trade tensions and the possibility of a national or global recession have also contributed to market volatility.
Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on the Fund’s returns. The Advisor and Sub-Advisor will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that they will be successful in doing so.
•Management Risk. There can be no assurance that the Fund will achieve its investment objective. The success of the Fund is significantly dependent on the expertise of the Sub-Advisor. The Sub-Advisor’s past performance cannot be considered as an indication of the future results of the Sub-Advisor or the Fund.
•Equity Risk. Common stocks and other equity securities generally increase or decrease in value based on the earnings of a company and on general industry and market conditions. As the Fund invests a significant amount of its assets in common stocks and other equity securities it is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed income securities.
•Foreign Securities Risk. Investments in a foreign market are subject to foreign security risk. A change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. Additionally, the value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company’s assets, foreign taxes, higher transaction and other costs, delays in settlement of transactions, changes in economic or monetary policy in the U.S. or abroad, or other political and economic factors. Income and dividends earned on foreign investments may be subject to foreign withholding taxes.
•Emerging and Frontier Markets Risk. Countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues. Frontier market countries generally have smaller economies and even less developed capital markets than emerging markets. As a result, the risks of investing in emerging markets are magnified in frontier markets, and include potential for extreme price volatility and illiquidity; government ownership or control of parts of the private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures; and relatively new and unsettled securities laws.
•Foreign Currency Risk. The Fund may invest in securities or other instruments denominated in non-U.S. currencies. Such investments involve currency risks, including unfavorable currency exchange rate developments and political or governmental intervention in currency trading or valuation. These risks are higher in emerging and frontier markets.
•Depositary Receipts Risk. The Fund may invest its assets in securities of foreign issuers in the form of ADRs, EDRs, GDRs and IDRs, which are securities representing securities of foreign issuers. The risk of such depositary receipts includes many of the risks associated with investing directly in foreign securities, such as currency rate fluctuations and political and economic instability.
•Large Capitalization Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.
•Medium and Small Capitalization Risk. Investing in medium and small capitalization companies may involve special risks because those companies may have narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. Securities of medium and smaller capitalization issuers may be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies.
•Industrial Sector Risk. The Fund may emphasize its investments in the industrial sector. The industrial sector can be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, international political and economic developments, environmental issues, tariffs and trade barriers, and tax and governmental regulatory policies. “Industrials” is a broad category, which includes, but is not limited to, commercial and professional services, capital goods, and transportation companies. Declines in the demand for, or prices of, industrials generally would be expected to contribute to declines in the value of such securities held in the Fund’s portfolio. Such declines may occur quickly and without warning and may negatively impact the value of the Fund and your investment.
•Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer. As a result, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.
•Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Advisor’s or Sub-Advisor’s control, including instances at third parties. The Fund, the Advisor and the Sub-Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

•Liquidity Risk. Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. Securities of small-cap companies may trade less frequently and in smaller volumes than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices.
•Valuation Risk. The sale price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.
•Cybersecurity Risk. The Fund, the Advisor, and the Sub-Advisor are susceptible to operational, information security, and related cybersecurity risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value (“NAV”), impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
Performance
From February 14, 2018 (the Fund’s inception) to December 31, 2019, the Fund was managed by Redwood Investments LLC, the previous sub-advisor to the Fund. Hardman Johnston became the Fund’s sub-advisor effective January 1, 2020.
The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual returns for the one year, five year, and since inception periods compared with those of the Index, which is a broad measure of market performance, and the MSCI World ex USA Net Index (a secondary benchmark). The Fund’s past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future. Updated performance information is also available on the Fund’s website at www.hardmanjohnstonfunds.com.
Institutional Shares*
Calendar Year Returns as of December 31
*The returns shown in the bar chart are for Institutional Shares. The performance of the Retail Shares will differ due to differences in expenses.
During the period of time shown in the bar chart, the highest return for a calendar quarter was 27.59% for the quarter ended June 30, 2020, and the lowest return for a calendar quarter was -23.26% for the quarter ended March 31, 2020.

Average Annual Total Returns
(For the periods ended December 31, 2024)

	1 Year	5 Years	Since Inception
Institutional Shares
Return Before Taxes	12.28%	4.06%	3.84%
Return After Taxes on Distributions	12.32%	4.01%	3.76%
Return After Taxes on Distributions and Sale of Fund Shares	7.42%	3.17%	3.14%
Retail Shares
Return Before Taxes	11.94%	3.81%	3.73%
MSCI ACWI ex USA Net Index (reflects no deduction for fees, expenses, or taxes)	5.53%	4.10%	3.64%
MSCI World ex USA Net Index (reflects no deduction for fees, expenses, or taxes)	4.70%	5.10%	4.63%
Institutional Shares of the Fund commenced operations on February 14, 2018. Retail Shares of the Fund commenced operations on September 17, 2018. Performance shown for Retail Shares prior to inception (September 17, 2018) reflects the performance of Institutional Shares, and does not include expenses of the Retail Shares, which are higher than those of the Institutional Shares. The performance of the Retail Shares will differ from that of Institutional Shares due to differences in expenses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are exempt from tax or hold their Fund shares through tax-deferred or other tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. The after-tax returns are shown for Institutional Shares only and after-tax returns for Retail Shares will vary.
Management
Investment Adviser and Sub-Advisor. Dakota Investments LLC is the Fund’s investment adviser. Hardman Johnston Global Advisors LLC is the Fund’s sub-advisor.
Portfolio Manager. Cassandra A. Hardman, CFA, Chief Investment Officer and Chief Executive Officer of the Sub-Advisor, is primarily responsible for the day-to-day management of the Fund and has served as the Fund’s Lead Portfolio Manager since January 1, 2020.
Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail to: Dakota Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701, by telephone at 1-833-627-6668, by wire transfer or through a financial intermediary. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the intermediary directly. The minimum initial and subsequent investment amounts are shown below.

Share Purchase Amounts	Institutional Shares	Retail Shares
Minimum Initial Investment – All Accounts	$100,000	$3,000
Minimum Subsequent Investment – All Accounts	None	None

Tax Information
The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred or other tax-advantaged arrangement, such as a 401(k) plan or an IRA. You may be taxed later upon withdrawal of monies from tax-deferred arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Advisor and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.